Exhibit 10.1

Master Agreement relating to Contract Manufacturing, Supply and Confidentiality

between

Manufacturer
FRIKE GROUP, Auenstrasse 11, 8617 Mönchaltorf Glaropharm AG in Sändli, CH- 8756 Mitlödi

and

Biofrontera Pharma GmbH, Hemmelrather Weg 201, D-51377 Leverkusen
Customer

1.	Preamble and purpose

1.1.	FRIKE and its affiliated operations hold regulatory approvals to manufacture pharmaceutical, cosmetic and chemical-technical contract products, and are subject to supervision by the relevant authorities.

1.2.	The Customer is the holder of the ownership rights and utilisation rights to preparations, formulations, requisite manufacturing methods, and inspection methods for the manufacturing of all contract products, including the rights to such contract products' brands. It distributes the contract products. The Customer is also the authorisation holder and authorisation holders' representative in relation to FRIKE.

Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

Agreement on contract manufacturing, supply and confidentiality

1.3.	This Master Agreement including its annexes shall regulate the responsibilities, obligations and conditions between FRIKE and the Customer for the issuing of orders to manufacture contract products on a contract manufacturing basis by FRIKE and their delivery to the Customer or third Parties nominated by the Customer. All quality-relevant matters for pharmaceutical contract products, including compliance with the guidelines of Good Manufacturing Practice (GMP) and Good Distribution Practice (GDP), shall be regulated in a separate agreement (QAA / Quality Assurance Agreement).

2.	Definitions

The terms utilised in this Master Agreement shall have the following meaning:

2.1.	"Contract products" shall refer to the products described in the separate supplements pursuant to Annex 1.

2.2.	"Pharmaceutical contract products" shall refer to such as listed by trademark, generic name, galenic formulation, dosing and packaging size in Annex 1 to this Master Agreement.

2.3.	"Cosmetic products" shall include preparations and formulations of cosmetic nature.

2.4.	"Preparation and formulation" shall comprise the quantitative and qualitative composition of the ingredients contained in the individual contract products.

2.5.	The "manufacturing – manufacture" term applied in this Agreement shall refer to the manufacturing process and all working steps (such as purchasing, entry inspection and approval, bulk manufacturing including in-process controls, filling, packing, inspecting bulk wares and finished products, warehousing and delivery), where FRIKE produces the contract products on the basis of technical data provided by the Customer, and where the Customer provides to FRIKE the ingredients (APIs), raw materials and packaging materials (Annex 4), or FRIKE purchases the ingredients (APIs), raw materials and packaging materials from suppliers approved by the Customer in accordance with the QAA requirements.

2.6.	"Technical specifications" shall refer to those documents, information, data, and manufacturer instructions issued by the Customer to FRIKE for the manufacturing of the contract products. These should generally include information about production methods, instructions for in-process controls, inspection regulations, quality controls and data relating to security, environmental protection, occupational hygiene, and warehousing and transportation regulations.

2.7.	The term "in writing" shall include letter, fax and email.

Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

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Agreement on contract manufacturing, supply and confidentiality

3.	Responsibilities

3.1.	FRIKE and the Customer shall confirm that they possess the requisite official authorisations, whose scope shall fully cover the respective activity.

In terms of pharmaceuticals, FRIKE shall fulfil the national provisions of the German Pharmaceuticals Act (HMG) as well as related directives, especially the German Pharmaceutical Approval Act (AMBV), and in relation to cosmetics, the German Food Manufacturing Act and its specific directives.

FRIKE shall also satisfy all requisite provisions for the manufacturing of pharmaceuticals for the EU and the USA, as described in the QAA.

Without being asked, the Contractual Partners shall inform each other immediately about modifications to approval statuses.

3.2.	The Customer shall be obligated to provide FRIKE – wherever available – with all requisite documents such as preparations and formulations, technical specifications, the manufacturing process and quality control methods.

3.3.	FRIKE shall obligate itself to produce the contract products in accordance with the requirements agreed with the Customer, especially the requirements of the QAA, and in compliance with the respective valid Good Manufacturing Practice (GMP / cGMP).

3.4.	Otherwise, reference is made to the binding regulation of responsibilities in the QAA.

4.	Subject of the agreement

4.1.	This agreement shall regulate the overall conditions for the case-by-case issuing of orders to FRIKE for the manufacturing, assembly, packaging and delivery of the contract products. The underlying specifications (product, product volume etc) for this purpose shall be regulated in the individual agreement. The provisions of this Master Agreement shall be valid on a supplementary basis.

4.2.	The provisions of this Agreement shall have precedence in any instance before any general terms and conditions of business of the contractual Partners. General terms and conditions of business shall apply on a supplementary basis only after the express consent of the contractual partner.

4.3.	FRIKE shall manufacture the contract products exclusively for the Customer or companies it licenses.

4.4.	The manufacturing of the contract product shall occur at the operating location of FRIKE as agreed with the Customer. Following previous coordination, the Customer shall have the right to conduct audits.

4.5.	FRIKE shall obligate itself to supply to the Customer the entire demanded amount of contract products during the contract term.

Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

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Agreement on contract manufacturing, supply and confidentiality

5.	Ownership of and transfer of preparations and formulations as well as further development and manufacturing know-how

5.1.	The preparations and formulations attached to the contract products (Annex 1), including the manufacturing and inspection know-how required to manufacture the contract products, shall be the Customer's property. In particular, this shall include the know-how conveyed by the Customer to FRIKE before the conclusion of the contract for this purpose.

New developments, further developments and/or improvements to contract products, or of the manufacturing process, as well as analysis methods, including resultant property rights that the Customer orders from FRIKE and pays for, shall be the Customer's property.

5.2.	Any development costs shall be budgeted in advance and invoiced separately. These shall be based on expense actually occurred by FRIKE (briefing, raw materials costs, development expense, documentation, scale-up).

5.3.	Unless it has already occurred, the entire know-how shall be transferred to FRIKE after the signing of this Agreement or respective individual order by the Customer's specialist personnel. The Customer shall provide free training and support to FRIKE in setting up the manufacturing of the contract products.

5.4.	The commencement of series production shall occur according to a separate arrangement.

6.	Manufacturing of the contract products, controlling and modifications

6.1.	The manufacturing of the pharmaceutical shall be regulated by the QAA. FRIKE must conduct the manufacturing and inspection of the remaining contract products (pursuant to Annex 1) according to the preparations and technical specifications prescribed by the Customer, and according to the applicable statutory provisions and relevant GMP regulations.

6.2.	The Customer shall be entitled to conduct audits at the Contractor's locations following prior announcement (at least 10 working days in advance) and during normal business hours. Further audits can be arranged by mutual agreement. All of the Customer's audit teams shall be accompanied and supported by FRIKE staff during the audits.

Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

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Agreement on contract manufacturing, supply and confidentiality

6.3.	FRIKE shall inform the Customer immediately about regulatory inspections that may affect the contract product, and shall prepare for the Customer a summary and special findings in connection with the effects or potential effects on the contract product.

6.4.	Modifications to the preparation and/or technical specification affecting the contract of products shall be communicated mutually. Any resultant costs shall be subject to written approval by the Customer.

6.5.	FRIKE shall inform the Customer immediately if problems occur in the manufacturing of the contract products that could entail, in particular, qualitative, volume-related or deadline-related consequences.

7.	Procurement of ingredients (APIs), raw materials and packaging materials

7.1.	The procurement of ingredients (APIs), raw materials and packaging materials for the manufacturing of pharmaceuticals shall be regulated in the QAA. The following shall apply for all other contract products: The Customer shall provide FRIKE with raw materials and packaging materials for the manufacturing of the contract products (Annex 4), or FRIKE shall procure after consultation with the Customer – in its own name and for its own account – the requisite raw materials and packaging materials for the manufacturing of the contract product on the basis of the suppliers/manufacturers approved by the Customer and according to the specifications determined by the Customer.

7.2.	A change of supplier/manufacturer or modifications to the quality of the ingredients (APIs), raw materials or packaging materials shall require statutory approval in the case of pharmaceuticals, and in the case of cosmetics conformity with relevant legislation, including stating the reasons for the written approval by the Customer. External costs arising from such procedures (e.g. analysis methods) shall be invoiced after consultation with, and approval by, the Customer.

7.3.	If the Customer plans a modification to the packaging or if a type is withdrawn from the product range or is replaced by another, the Customer and FRIKE shall process the orders that have already occurred as part of a targeted expiry management so that as few as possible remaining stocks of ingredients (APIs), raw materials and packaging materials remain for acceptance by the Customer.

7.4.	The volumes of ordering and warehousing volumes of raw materials and packaging materials to be procured by FRIKE shall secure the requirements as defined on a binding basis in the production forecast. -> Section 10.1

8.	Quality assurance

The Contractual Parties shall agree a separate quality agreement pursuant to Annex 2 (QAA) for the manufacturing of pharmaceuticals. The quality standards agreed in this Agreement shall apply for the other contract products.

Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

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Agreement on contract manufacturing, supply and confidentiality

9.	Warehousing

9.1.	FRIKE shall warehouse the finished contract products, packaging materials, ingredients (APIs) and raw materials pursuant to the instructions of the GMP guidelines (EU and USA), and according to the Customer's instructions.

9.2.	FRIKE shall insure merchandise and contract products provided by the Customer (until the transfer of risk) against losses.

10.	Demand planning, order processing

10.1.	The Customer shall convey to FRIKE at the latest [***] working days before the start of a quarter a rolling, non-binding preview of its requirements for the various contract products over the next [***] quarters, of which the [***] quarters within a range of [***] shall serve as a binding procurement basis for raw materials and packaging materials as well as production planning.

10.2.	As a rule, binding manufacturing orders shall be placed as part of written individual orders.

10.3.	Individual orders shall include the manufacturing order as well as delivery volume, delivery date and place of delivery, among other items. FRIKE shall confirm the orders. The individual orders by the Customer shall be placed at least [***] weeks before the delivery date.

10.4.	Minimum order volumes per contract product are regulated in Annex 3.

11.	Packaging and delivery

11.1.	The packaging and labelling of the contract products shall occur according to the target regions' statutory directives and the Customer's specifications.

Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

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Agreement on contract manufacturing, supply and confidentiality

11.2.	Deliveries shall be made FCA to the FRIKE operating location, subject to other arrangements. FRIKE shall prepare the requisite freight papers and shall organise the transportation according to the Customer's instructions.

11.3.	The contract products shall be delivered either to the sales centres or warehouses designated by the Customer, or directly to wholesalers or retailers according to the Customer's order.

11.4.	The order volumes may not be delivered [***]% more or [***]% less than as ordered. In the case of under-delivery by more than [***]% of the order volume, the Customer can demand the corresponding subsequent delivery without incurring additional cost. FRIKE shall not be entitled to take into account over-deliveries of more than [***]% of the order volume when invoicing.

12.	Delivery deadlines, delivery delays

12.1.	Unless agreed differently in individual cases, the delivery period shall amount to [***] after the respective order and packaging materials approval by the Customer.

12.2.	If the agreed delivery deadline is exceeded, FRIKE shall be deemed to be in delay in performance of the order, including without a warning being issued by the Customer.

13.	Prices

13.1.	The prices and terms for the contract products are set out in Annex 3.

13.2.	FRIKE shall endeavour as part of a continuous improvement process to reduce manufacturing costs and the prices of the contract products' materials, and to examine measures suggested by the Customer to enhance efficiency and cut costs.

13.3.	Based on cost-cutting and the Customer's proposed modifications, FRIKE shall pass on such cost reductions in full. A total of [***]% of cost reductions based on a modification proposed by FRIKE shall be passed on to the Customer.

14.	Invoicing, payment terms

14.1.	For each order/contract, FRIKE shall submit an invoice with the order number and article number to the Customer.

14.2.	The Customer shall obligate itself to transfer the invoice amount at the latest [***] days net, after receiving the invoice and delivery.

Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

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Agreement on contract manufacturing, supply and confidentiality

15.	Warranty for the contract products

15.1.	FRIKE shall warranty that the contract products shall not exhibit any defects diminishing their value or suitability for their intended utilisation in terms of specification, durability and characterisation.

15.2.	The Contractual Partners shall inform each other immediately if they become aware of defective functions or quality defects or other risks relating to third-party products comparable with the contract products, which can lead, or have led, to fatalities or serious health damage for consumers or users, and which are recalled from the market for such reasons.

15.3.	Legal warranty claims shall otherwise be valid.

16.	Notification of defects

16.1.	Immediately after the goods have been received at the agreed delivery location, the Customer shall investigate them for evident defects, quality complaints (e.g. internal differences to the manufacturing regulation, values not in conformity with specifications when analysing the end-product), identity, deficient volumes as well as transportation damage.

16.2.	To avoid a plea of late notification of defects, the Customer shall notify FRIKE at the latest within [***] working days after discovering defects.

16.3.	If defects arise during the warranty period, FRIKE shall be obligated, following mutual coordination, to immediately remedy, or have remedied, the defects at its cost, or to provide the Customer with defect-free replacements free of charge. All additional costs incurred as the result of subsequent improvement or replacement delivery, in other words, costs for the provision, transportation and taxation of the defective goods, or replacement delivery, shall be borne by FRIKE.

16.4.	If FRIKE continues to fail to remedy defects following two written warnings, the Customer shall be entitled to remedy the defect itself at the cost and risk of FRIKE, or have them remedied by a third party.

17.	Liability

17.1.	FRIKE shall be liable for all personal injuries and property damage which are caused by defects and faults of the contract product that it produces and for which it is responsible, up to a maximum of CHF [***] per loss.

Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

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Agreement on contract manufacturing, supply and confidentiality

18.	Confidentiality obligation and restitution

18.1.	FRIKE shall utilise all information relating to preparations and formulations as well as concerning technical specifications and all know-how of which it becomes aware in connection with this Agreement and collaboration with the Customer only for the purposes of manufacturing the contract products.

18.2.	FRIKE shall also impose this confidentiality obligation on its employees and on the subcontractors and suppliers it mandates.

18.3.	Information that can be proved to have been known to FRIKE as of the date when this collaboration started, information that becomes generally known without infringing this Agreement, or information that is made accessible to FRIKE by third parties entitled to do so, shall be exempted from this obligation.

18.4.	When this Agreement ends, all of the Customer's related documents shall be returned, to the extent that they are not still required to process open orders or to meet statutory obligations. The manufacturing and inspection documentation prepared as part of quality assurance shall be excluded from this obligation to return.

18.5.	This confidentiality and non-utilisation obligation shall be valid for the contractual duration as well as for a 10-year period after the agreement ends.

18.6.	Documents forming the object of this Agreement must be disclosed to authorities on demand.

19.	Force majeure

19.1.	Instances of force majeure shall wholly or partly release both Contractual Partners from the obligation to fulfil this Agreement until the discontinuation of the force majeure. The contractual partner at which the force measure occurs must immediately inform the other contractual partner of the event.

19.2.	The unavailability of sufficient supplies of ingredients (APIs), raw materials, packaging materials or the procurement of means of transportation as well as occurrence of strikes and lockouts, for which none of the Contractual Parties is responsible, shall be considered equivalent to force majeure.

19.3.	Once the force measure has ended, subsequent delivery shall immediately be realised of supplies that have not occurred during this period. The aforementioned shall be subject to other arrangements between the two Contractual Parties.

Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

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Agreement on contract manufacturing, supply and confidentiality

20.	Contractual duration and termination

20.1.	This agreement shall come into force when it has been signed by the Contractual Parties. It can be terminated on a regular basis with a 12-month notice period, for the first time at the earliest with effect as of the end of the fifth year of the contract term.

20.2.	The quality assurance agreement (Annex 2) shall remain valid as long as FRIKE renders services, or up to one year after the expiry date of the last batch of the contract product.

20.3.	Early termination, without notice, shall be reserved for good cause, namely:

a)        if an insolvency petition has been brought against the other party, a debt restructuring moratorium has been applied for, or if its insolvency is established without doubt in another manner;

b)       if a party grossly infringes the Agreement, and the condition in conformity with the Agreement is not restored within at most 30 days after a written warning has been issued;

c)       if the Customer discontinues distribution of the contract products; if, however, the Customer outsources distribution of the contract products to a company, be it a third party company or one of its own companies, and discontinues distribution for this reason, the rights and obligations of this Agreement shall transfer to this company.

d)       if the agreement can no longer be fulfilled during a period of more than eight weeks due to force majeure.

21.	Legal consequences of ending the Agreement

21.1.	The ending of this Master Agreement shall leave unaffected the Parties' obligations to fulfil orders that are still open as of the respective date.

21.2.	FRIKE shall remain obligated to execute the Customer's orders on the last agreed terms during a maximum period of 12 months after the agreement is ended, if this is required to ensure supplies of the contract products until another contractor assumes production or production is assumed by the Customer itself.

21.3.	Within a month after the agreement is ended (irrespective for which reason) or after the delivery of the last order, FRIKE shall return to the Customer all documents it has received, including updates to them. This should apply particularly for preparations and formulations, technical specifications, working and inspection instructions, batch records filled out as examples, procurement sources for ingredients (APIs), raw materials and packaging materials.

Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

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Agreement on contract manufacturing, supply and confidentiality

21.4.	After one of the Parties terminates the Agreement, the Customer shall also be entitled to designate one or two individuals to acquire at FRIKE during a period of at least three months all know-how required for the manufacturing and assembly of the contract products in return for payment (cost rate: see Section 21.5). FRIKE shall obligate itself to disclose to these individuals all information, without exception, connected with the manufacturing of the contract products.

21.5.	In the period between the termination and three months after the contract end, FRIKE shall be available on an advisory basis to the Customer on request for the establishment of any new production of the contract products at the Customer or a third party. The compensation per hour per individual shall amount to CHF [***] plus value added tax and inflation in accordance with the Swiss wage index (basis = date when this Master Agreement is signed), plus travel expenses.

21.6.	The Customer shall obligate itself to purchase at the end of the Agreement or given the termination of individual contract products, remaining stocks of approved planning quantities (plus any surplus volumes up to a maximum of 20%) of ingredients (APIs), raw materials and packaging materials ordered by FRIKE at cost prices including additional logistics costs plus 10% handling fees. This shall also apply in the case of relaunches or modifications to preparations required by the Customer during the contract term.

22.	Final provisions

22.1.	This Agreement shall contain the entire contractual will of the Parties in relation to the manufacturing of the contract products and shall replace, subject to a written agreement worded otherwise, all previous related agreements and statements by the Parties. Ancillary agreements shall not exist.

22.2.	In the case of mergers or similar transactions, the transfer of this Agreement, or the transfer of resultant rights or obligations to third Parties, shall require the Contractual Parties' written consent.

22.3.	Amendments or supplements to this Agreement as well as amendments to the annexes shall require written form to be legally valid. The text of the agreement in the German version shall prevail.

22.4.	Terminations or other declarations by the Parties relating to this Agreement shall require written form to be valid.

Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

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23.	Place of performance, applicable law and place of jurisdiction

23.1.	The corresponding FRIKE operating location shall be the place of performance.

23.2.	This agreement and all related legal relationships shall be exclusively subject to substantive Swiss law under exclusion of Conflict-of-Law Rules and the United Nations Convention on Contracts for the International Sale of Goods (CISG).

23.3.	The Parties shall endeavour to settle amicably any differences of opinion arising from this Agreement, or in connection with it.

23.4.	The exclusive place of jurisdiction shall be Mönchaltorf (Uster District / Canton of Zürich, Switzerland). FRIKE shall also be entitled, however, to submit a claim to the Customer at the Customer's general place of jurisdiction.

24.	Severability clause and waiver clause

24.1.	Should one or several of the provisions of this Agreement, or of a document issued in connection with this Agreement, be found by a relevant court or relevant authority according to an applicable law, including competition law, to be in any aspect ineffective, illegal or unenforceable, the efficacy, legality and enforceability of the remaining provisions of this Agreement document shall under no circumstances be thereby affected or diminished. In this instance, the Contractual Parties shall obligate themselves to undertake all economically feasible efforts to satisfy the objective of the ineffective provision by a new and legally valid provision that effects the same (or a mainly similar) economic benefit or the same (or mainly similar) economic burden. Corresponding shall apply for the interpretation of questions or general contractual loopholes.

24.2.	If one party at any time refrains from the implementation of provisions arising from this Agreement, whether wholly or in part, this shall have no effect on this party's right to demand implementation subsequently. Any waiver of the enforcement of an infringement against this Agreement must occur in writing and be signed by the waiving party.

25.	Annexes

The following annexes shall form part of this Agreement. In the case of contradictions between the Master Agreement and its annexes, the text of the respective annex shall prevail.

Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

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Agreement on contract manufacturing, supply and confidentiality

Annex 1 Product list and specifications

Annex 2 Quality agreement

Annex 3 Prices, bases, payment target and PQR costs

Annex 4 Materials to be provided free of charge by Biofrontera

(Place, date)	(Place, date)

Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

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Agreement on contract manufacturing, supply and confidentiality

Annex 1

Master Agreement

BIOFRONTERA

 and

 GLAROPHARM AG

Product list and specifications

Product description: pharmaceutical products

Ameluz Gel 2 gr DEU (Hapila)

Ameluz Gel 2 gr NLD ([***])

Ameluz Gel 2 gr BEL (Hapila)

Ameluz Gel 2 gr ESP Reimbursement (Hapila) Ameluz

Gel 2 gr UK ([***])

Ameluz Gel 2 gr ESP Non Reimbursement (Hapila)

Ameluz Gel 2 gr DEU Muster (Hapila)

Ameluz Gel 2 gr ESP Muster (Hapila)

Ameluz Gel 2 gr NLD Muster ([***])

Ameluz Gel 2 gr UK Muster ([***])

Ameluz Gel 2 gr ISR (Hapila)

Ameluz Gel 2 gr BEL Muster (Hapila)

Ameluz Gel 2 gr DEU ([***])

Ameluz Gel 2 gr ESP Reimbursement ([***])

Ameluz Gel 2 gr DEU Muster ([***])

Ameluz Gel 2 gr USA commercial ([***])

Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

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Agreement on contract manufacturing, supply and confidentiality

Ameluz Gel 2 gr CHE (Hapila)

Ameluz Gel 2 gr UK Muster (Hapila)

Ameluz Gel 2 gr USA drug sample ([***])

Ameluz Gel 2 gr UK (Hapila)

Ameluz Gel 2 gr DNK-NOR-SWE ([***])

Placebo Gel

Product description: cosmetic products

Belixos Creme 5 ml DEU Belixos Creme 30 ml DEU Belixos Creme 30 ml Export

The specifications are listed in the registered dossiers.

For the FRIKE Group (Glaropharm AG):

(legally valid signature)

Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

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Agreement on contract manufacturing, supply and confidentiality

 Annex 2

Master Agreement

BIOFRONTERA

and

GLAROPHARM AG

Quality agreement

New version valid from October 2017

(Place, date)	*

Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

Visum FRIKE	AG Visum

Agreement on contract manufacturing, supply and confidentiality

Annex 3

Master Agreement

BIOFRONTERA

and

GLAROPHARM AG

Prices, bases, payment target and PQR costs

	[***] batch per tube in CHF	[***] batch per tube in CHF
Article description

Ameluz Gel 2 gr DEU (Hapila)	[***]	[***]

Ameluz Gel 2 gr NLD ([***])	[***]	[***]

Ameluz Gel 2 gr BEL (Hapila)	[***]	[***]

Ameluz Gel 2 gr ESP Reimbursement (Hapila)	[***]	[***]

Ameluz Gel 2 gr UK ([***])	[***]	[***]

Ameluz Gel 2 gr ESP Non Reimbursement (Hapila)	[***]	[***]

Ameluz Gel 2 gr DEU Muster (Hapila)	[***]	[***]

Ameluz Gel 2 gr ESP Muster (Hapila)	[***]	[***]

Ameluz Gel 2 gr NLD Muster ([***])	[***]	[***]

Ameluz Gel 2 gr UK Muster ([***])	[***]	[***]

Ameluz Gel 2 gr ISR (Hapila)	[***]	[***]

Ameluz Gel 2 gr BEL Muster (Hapila)	[***]	[***]

Ameluz Gel 2 gr DEU ([***])	[***]	[***]

Ameluz Gel 2 gr ESP Reimbursement ([***])	[***]	[***]

Ameluz Gel 2 gr DEU Muster ([***])	[***]	[***]

Ameluz Gel 2 gr USA commercial ([***])	[***]	[***]

Ameluz Gel 2 gr CHE (Hapila)	[***]	[***]

Ameluz Gel 2 gr UK Muster (Hapila)	[***]	[***]

Ameluz Gel 2 gr USA drug sample ([***])	[***]	[***]

Ameluz Gel 2 gr UK (Hapila)	[***]	[***]

Ameluz Gel 2 gr DNK-NOR-SWE ([***])	[***]	[***]

Ameluz Gel 2 gr mit Hapila API ohne FS und Gl	[***]	[***]

Ameluz Gel 2 gr mit Parabolic API ohne FS und Gl	[***]	[***]

Ameluz Gel 2 gr Placebo ohne API ohne FS und Gl	[***]	[***]

Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

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Agreement on contract manufacturing, supply and confidentiality

2.	Bases:

In the case of small batches of [***], at least [***] batches shall be produced in a campaign.

Batch splits shall be charged at CHF [***] per split due to additional expense.

Stability studies, validation work and development contracts shall be offered and invoiced separately.

If the following occurs during the course of the year:

•	Biofrontera approves a new laboratory for analysis work,
•	Biofrontera delivers larger Hapila API batches
•	forthcoming modifications to prices of raw materials and packaging materials of > +/- 5%

the new costs shall be taken into account in price structuring.

3.	Bonus regulation for sales goods and market samples (forecast: [***] units for 2018)

If more than [***] tubes are sold per calendar year, Glaropharm shall pay a

•	a) Bonus from [***] units of: CHF [***]/unit

(->max. CHF [***] if [***] units are reached)

•	b) Bonus from [***] units of: CHF [***]/unit

(example: given [***] units -> [***] x [***] = CHF [***] + CHF [***] from a) = total CHF [***])

Payment shall be made in [***] of the new year

Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

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4.	Payment target:

[***] days net, from invoicing date

5.	Delivery:

FCA Mitlödi (Incoterms 2015)

The contract products must be transported pursuant to the currently valid GDP guidelines on a temperature-controlled basis and in vehicles qualified for such purpose. The warehousing and transportation temperature must lie between 2° and 8°C.

6.	PQR costs:

Batch 1-5: CHF [***]/PQR

Batch 6-10: + CHF [***] per batch

(Place, date)	(Place, date)

For the Customer:	For the FRIKE Group (Glaropharm AG) :

(legally valid signature)	(legally valid signature)

Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

3 | 3
Visum FRIKE		AG Visum

Agreement on contract manufacturing, supply and confidentiality

Annex 4

Master Agreement

BIOFRONTERA

and

GLAROPHARM AG

Materials provided free of charge by Biofrontera

Material	Manufacturer
Aminolevulinic acid HCl	[***]
Aminolevulinic acid HCl	Hapila
Phospholipon 90 G	Phospholipid GmbH Deutschland

(Place, date)

(Place, date)

For the FRIKE Group (Glaropharm):
(legally valid signature)

Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

Visum FRIKE	AG Visum